Exhibit (z)(1)


                                   EAGLE FUNDS
                                    _________

                                POWER OF ATTORNEY
                                    _________

     KNOW ALL MEN ALL THESE PRESENTS, that the undersigned, a trustee of the above-reference organization, hereby constitutes and appoints ALEX R. MEITZNER AND DOUGLAS K. ROGERS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of December, 1999.


                                                   /s/ Robin K. Pinkerton
                                                   ------------------------
                                                      Robin K. Pinkerton


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On this 3rd day of December 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                             /s/ Susan M. Cichowicz
                                   ----------------------
                                        Notary Public

My Commission Expires: 4/8/03

                                   EAGLE FUNDS
                                    _________

                                POWER OF ATTORNEY
                                    _________

     KNOW ALL MEN ALL THESE PRESENTS, that the undersigned, a trustee of the above-reference organization, hereby constitutes and appoints ROBIN K. PINKERTON AND DOUGLAS K. ROGERS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of December, 1999.


                                                    /s/ Alex R. Meitzner
                                                    --------------------
                                                      Alex R. Meitzner


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On this 3rd day of December 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                             /s/ Susan M. Cichowicz
                                   ----------------------
                                       Notary Public

My Commission Expires:  4/8/03

                                   EAGLE FUNDS
                                    _________

                                POWER OF ATTORNEY
                                    _________

     KNOW ALL MEN ALL THESE PRESENTS, that the undersigned, a trustee of the above-reference organization, hereby constitutes and appoints ALEX R. MEITZNER, ROBIN K. PINKERTON AND DOUGLAS K. ROGERS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of December, 1999.


                                                 /s/ Frank W. Callahan
                                                 ---------------------
                                                   Frank W. Callahan


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On this 3rd day of December, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                             /s/ Susan M. Cichowicz
                                   ----------------------
                                       Notary Public

My Commission Expires:  4/8/03

                                   EAGLE FUNDS
                                    _________

                                POWER OF ATTORNEY
                                    _________

     KNOW ALL MEN ALL THESE PRESENTS, that the undersigned, a trustee of the above-reference organization, hereby constitutes and appoints ALEX R. MEITZNER, ROBIN K. PINKERTON AND DOUGLAS K. ROGERS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of December, 1999.


                                                /s/  Robert L. Abraham
                                                ----------------------
                                                  Robert L. Abraham


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On this 3rd day of December, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                             /s/ Susan M. Cichowicz
                                   ----------------------
                                       Notary Public

My Commission Expires:  4/8/03

                                   EAGLE FUNDS
                                    _________

                                POWER OF ATTORNEY
                                    _________

     KNOW ALL MEN ALL THESE PRESENTS, that the undersigned, a trustee of the above-reference organization, hereby constitutes and appoints ALEX R. MEITZNER, ROBIN K. PINKERTON AND DOUGLAS K. ROGERS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of December, 1999.


                                                 /s/ Ralph E. Reichert
                                                 ---------------------
                                                   Ralph E.  Reichert


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

     On this 3rd day of December, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                             /s/ Susan M. Cichowicz
                                   ----------------------
                                        Notary Public

My Commission Expires:  4/8/03